UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5488
                                                     ---------------------

                        Nuveen Municipal Income Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31st
                                           ------------------

                  Date of reporting period: April 30th
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT April 30, 2003

                                     Nuveen
                       Municipal Closed-End

                            Exchange-Traded
                                      Funds

                                                MUNICIPAL
                                                VALUE
                                                NUV

                                                MUNICIPAL
                                                INCOME
                                                NMI

PHOTO OF: 2 CHILDREN READING A BOOK.
PHOTO OF: WOMAN READING TO CHILDREN.

                                DEPENDABLE,
                            TAX-FREE INCOME
                                    BECAUSE
                    IT'S NOT WHAT YOU EARN,
                       IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).


--------------------------------------------------------------------------------
SOME COMMON CONCERNS:
--------------------------------------------------------------------------------
WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.


WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED PORTFOLIO ... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL GOALS."



Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 16, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NUV, NMI)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding and John Miller review economic and market conditions, key investment strategies, and the recent performance of NUV and NMI. A 27-year Nuveen veteran, Tom has managed NUV since its inception in 1987. John, who has ten years of investment experience, assumed portfolio management responsibility for NMI in 2001.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE PERIOD ENDED APRIL 30, 2003?

The underlying economic and market conditions have not changed much since our last shareholder report dated October 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market during this reporting period continued to be the sluggish pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical concerns, centering on the ongoing threat of terrorism and the situation in Iraq, also had an impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the slow economic recovery and the continued lack of inflationary pressures created conditions that helped many bonds perform well during this reporting period. As of April 2003, inflation was running at 1.5% annualized, the lowest annual rate in 37 years. Following a record year in 2002, municipal issuance nationwide remained very heavy during the first four months of 2003, with $113.5 billion in new municipal bonds coming to market, an increase of 21% over the same period in 2002. Despite the large supply of new municipal bonds, firm or improving prices indicated continued strong demand from investors. In particular, institutional investors such as property/casualty insurance companies, hedge funds, arbitrage accounts and pension funds were active buyers in the municipal market over much of this reporting period.

HOW DID NUV AND NMI PERFORM OVER THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2003?

Individual results for the Funds, as well as for appropriate benchmarks, are presented in the accompanying table.

                                TOTAL RETURN          LEHMAN       LIPPER
          MARKET YIELD               ON NAV3   TOTAL RETURN1     AVERAGE2
-------------------------------------------------------------------------
                                      1 YEAR          1 YEAR       1 YEAR
                    TAXABLE-           ENDED           ENDED        ENDED
       4/30/03    EQUIVALENT         4/30/03         4/30/03      4/30/03
-------------------------------------------------------------------------
NUV      5.38%         7.69%           5.59%           8.49%        6.37%
-------------------------------------------------------------------------
NMI      5.46%         7.80%           4.30%           8.49%        6.37%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended April 30, 2003, both NUV and NMI underperformed the unmanaged Lehman Brothers Municipal Bond Index as well as their Lipper peer group average.


Much of the underperformance of NUV relative to the Lehman Index can be attributed to the Fund's shorter duration4. An investment with a shorter duration generally will not perform as well as an investment with a longer duration during a period of declining interest rates, as was the case during


1 The total annual returns on common share net asset value (NAV) for NUV and NMI are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Nuveen Funds are compared with the average annualized return of the nine funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

much of the twelve-month performance period. As of April 30, 2003, NUV had a duration of 5.06, compared with 7.84 for the Lehman Index. NMI's duration on April 30, 2002, was 7.00, also shorter than the Lehman Index.

In addition to shorter durations, the performances of NUV and NMI were influenced by factors such as call exposure, portfolio trading activity, and the price movement of specific sectors and holdings. For example, during the twelve-month period the returns of NUV were impacted negatively by its holdings of bonds backed by American Airlines. Over the period, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the industry's well-documented financial struggles. Even though we believe that, over the long term, air travel will continue to be a major component of transportation in the U.S., we have begun to selectively trim our positions in airline-backed bonds as appropriate opportunities arise due to the bonds' potential for additional downside risk.

Over the twelve-month period, NMI's performance also was impacted by its holdings of $7.3 million (par value) of bonds issued in 1997 and 1998 for CanFibre projects in Lackawanna, New York, and Riverside, California. Both of these projects were affected negatively by the bankruptcies of the former parent company of CanFibre as well as the general contractor. As of April 30, 2003, NMI had liquidated all of its Lackawanna position and had effectively liquidated about 85% of the Riverside position, with the remaining 15% scheduled to be liquidated over the next several months. Although these problem credits should not affect future performance, their decline in value in prior months resulted in a loss for the Fund over this period and hurt the Fund's total return.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

During the period ended April 30, 2003, NMI continued to pay steady, attractive dividends, marking 14 consecutive months of stable payments to shareholders. Looking at NUV, higher-yielding issues were called from the Fund's portfolio over the past year, and these bonds were replaced with securities paying the generally lower market yields available in the current interest rate environment. This necessitated a dividend cut in NUV in December 2002.

Over the course of the twelve-month period, the share price of NMI rose, moving this Fund from trading at a discount to its common share net asset value to trading at a premium. Over the same time period, the share price of NUV fell slightly, and this Fund continued to trade at a discount as of April 30, 2003 (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE PERIOD ENDED APRIL 30, 2003?

Over the reporting period, we continued to place strong emphasis on diversifying the Funds' portfolios, enhancing call protection and supporting their future dividend-paying capabilities. Strategically, we have begun to focus on modestly lengthening the Funds' durations, which we think will help their future performance without greatly increasing their interest rate risk.

In line with our duration adjustment strategy, we have been focusing on purchasing bonds from the long-intermediate part of the yield curve (i.e., those that mature in 15 to 20 years). For NUV, where duration shortened over the past year as interest rates declined and holdings were priced to their call dates, we also have looked out on the curve as long as 25 years. In many cases, these long-intermediate bonds offered yields similar to those of longer bonds but had less inherent interest rate risk.

In general, heavy issuance in the municipal market over the past year provided us with increased opportunities to purchase the types of bond structures that we favor. We also continued to look for individual issues that we believed were positioned to perform well regardless of the future direction of interest rates. Overall, we emphasized undervalued sectors of the market and geographical areas with healthy levels of issuance that we believed would hold up well in the marketplace, such as Texas and Florida. Both NUV and NMI remained heavily weighted in healthcare bonds, the top performing group among the Lehman revenue sectors for the twelve-month period.

NMI also invested some of the proceeds from bond calls and the sale of distressed bonds into charter schools, where uneven performance among schools can result in individual credits being undervalued by the market. Our holdings of BBB rated bonds issued for the DCS Montessori Charter School project in Douglas County, Colorado, currently stand to benefit from the state legislature's approval of a new law that is supportive of investment-grade charter schools in the state. We also looked carefully at the power industry. One of our holdings in this sector, the Ogden Haverhill facility in Massachusetts, has appreciated in value significantly since our purchase. Shortly after the end of the reporting period we also added bonds issued for Appalachian Power in West Virginia, a subsidiary of American Electric Power, which we believe offered excellent value within their sector.

Each of these Funds held modest positions (less than 5% of its portfolio) in bonds backed by the 1998 Master Tobacco Settlement Agreement. Over the past five years, fourteen states, the District of Columbia, Puerto Rico, Guam, New York City, and individual counties in California and New York have issued almost $20 billion of tobacco securitization bonds backed by this agreement. In recent months, the prices of these bonds weakened as the result of lawsuits involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over the twelve-month period, tobacco bonds showed some recovery toward the end of the period.

Given the current geopolitical and economic climate, credit quality remains an important factor for many investors. As of April 30, 2003, NUV offered excellent credit quality, with 67% of its portfolio allocated to bonds rated AAA/U.S. guaranteed and AA. NMI may invest up to 25% of its portfolio in securities rated below investment grade (BB and lower). As of April 30, 2003, NMI had allocated 9% to this credit sector and 21% to non-rated bonds, with 32% invested in bonds rated A or better.

In coming months, in keeping with our focus on risk management, we expect to continue increasing the overall credit quality of this Fund as appropriate opportunities present themselves.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

We think new issuance volume should remain strong, as issuers continue to take advantage of the low rate environment. Adding to our expectations for continued strong issuance are the budget deficits affecting many states, and their continued need to raise money for infrastructure, education and healthcare needs. Over coming months, we will continue to closely monitor the states' budgetary situations to watch for any potential impact on credit ratings.

Looking at bond call exposure, we believe that NMI offers good levels of call protection during the remainder of 2003 and through 2004. As of April 30, 2003, the potential call exposure in this Fund was 2% in 2003 and 8% in 2004. Over the balance of 2003 and 2004, NUV faces a higher potential call risk, affecting up to 35% of its portfolio in 2003. Depending upon market conditions as we move through 2003, some of these securities, though eligible, may not be called by their issuers. In any event, we will seek to manage the Fund through this period in ways that support the Fund's dividend-paying and total return potential. In 2004, NUV's call exposure drops back to 5%. The number of actual calls during this time will depend largely on market interest rates and individual decisions made by issuers.

In the coming months, our primary goal will continue to be moderating the Funds' durations. In addition, we plan to watch for opportunities to purchase or swap for issues that we perceive to be undervalued, particularly in sectors of the market that have recently underperformed. The expected strong supply of new bonds should help us in this effort.

Nuveen Municipal Value Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NUV

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     54%
AA                                      13%
A                                       18%
BBB                                     10%
NR                                       2%
BB OR LOWER                              3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.26
--------------------------------------------------
Common Share Net Asset Value                 $9.99
--------------------------------------------------
Market Yield                                 5.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.69%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                    $1,946,851
--------------------------------------------------
Average Effective Maturity (Years)           18.21
--------------------------------------------------
Average Duration                              5.06
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.82%         5.59%
--------------------------------------------------
5-Year                         5.52%         5.24%
--------------------------------------------------
10-Year                        4.51%         5.51%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      24%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                                0.0425
6/02                                0.0425
7/02                                0.0425
8/02                                0.0425
9/02                                0.0425
10/02                               0.0425
11/02                               0.0425
12/02                               0.0415
1/03                                0.0415
2/03                                0.0415
3/03                                0.0415
4/03                                0.0415


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     9.44
                           9.46
                           9.42
                           9.38
                           9.46
                           9.44
                           9.48
                           9.51
                           9.57
                           9.57
                           9.56
                           9.57
                           9.58
                           9.63
                           9.6
                           9.6
                           9.52
                           9.52
                           9.63
                           9.63
                           9.66
                           9.67
                           9.7
                           9.49
                           9.15
                           9.29
                           9.25
                           9.4
                           9.21
                           9.06
                           9.11
                           9.18
                           9.16
                           9.08
                           9.29
                           9.28
                           9.1
                           9.15
                           9.18
                           9.24
                           9.35
                           9.26
                           9.29
                           9.37
                           9.48
                           9.13
                           9
                           9.17
                           9.07
                           9.01
                           9.11
4/30/03                    9.19


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0415 per share.

Nuveen Municipal Income Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003



NMI

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     21%
A                                       11%
BBB                                     38%
NR                                      21%
BB OR LOWER                              9%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $10.98
--------------------------------------------------
Common Share Net Asset Value                $10.55
--------------------------------------------------
Market Yield                                 5.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.80%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $85,467
--------------------------------------------------
Average Effective Maturity (Years)           18.56
--------------------------------------------------
Average Duration                              7.00
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 4/88)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.41%         4.30%
--------------------------------------------------
5-Year                         3.88%         3.70%
--------------------------------------------------
10-Year                        4.43%         4.96%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      21%
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
Materials                                      12%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Consumer Staples                                7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                                0.05
6/02                                0.05
7/02                                0.05
8/02                                0.05
9/02                                0.05
10/02                               0.05
11/02                               0.05
12/02                               0.05
1/03                                0.05
2/03                                0.05
3/03                                0.05
4/03                                0.05

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     10.3
                           10.19
                           10.35
                           10.52
                           10.56
                           10.59
                           10.48
                           10.45
                           10.33
                           10.49
                           10.63
                           10.78
                           10.67
                           10.81
                           10.85
                           10.68
                           10.63
                           10.7
                           10.7
                           11.21
                           11.05
                           10.97
                           10.95
                           10.65
                           9.99
                           9.65
                           9.92
                           10.08
                           9.9
                           9.73
                           9.8
                           9.91
                           10.05
                           10
                           9.84
                           10
                           10.08
                           10.17
                           10.17
                           10.42
                           10.51
                           10.53
                           10.3
                           10.85
                           10.86
                           10.75
                           10.66
                           10.7
                           10.86
                           10.78
                           10.85
4/30/03                    10.96

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0019 per share.

                          Nuveen Municipal Value Fund, Inc. (NUV)

                             Portfolio of INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.4%

$       1,985   Alabama Housing Finance Authority, Single Family Mortgage             4/08 at 102.00         Aaa    $     2,042,942
                 Revenue Bonds, Collateralized Home Mortgage Revenue Bond
                 Program, 1998 Series A-2, 5.450%, 10/01/28 (Alternative
                 Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland,           11/09 at 101.00        Baa2          5,292,050
                 Alabama, Solid Waste Disposal Revenue Bonds, Champion
                 International Paper Corporation, Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00          A2          1,799,123
                 Series 2001A, 5.750%, 6/01/31

        4,000   The Medical Clinic Board of the City of Jasper, Alabama,              7/03 at 101.00        Baa1          4,051,600
                 Hospital Revenue Bonds, Series 1993, Walker Regional Medical
                 Center, Inc. Project, 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA         13,786,920
                 Warrants, Series 1999-A, 5.375%, 2/01/36 (Pre-refunded to
                 2/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.1%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds,         11/09 at 100.00         Ba2          3,218,271
                 Phoenix Children's Hospital, Series 1999A, 6.250%, 11/15/29

        1,400   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00         Ba2            950,446
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

       16,000   Arizona Health Facilities Authority, Revenue Bonds, Catholic          7/10 at 101.00         BBB         16,916,800
                 Healthcare West, 1999 Series A, 6.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.3%

        1,050   City of Conway, Arkansas, Sales and Use Tax Capital                  12/06 at 101.00         AAA          1,162,035
                 Improvement Bonds, Series 1997A, 5.350%, 12/01/17 -
                 FSA Insured

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding       6/03 at 102.00        BBB-          2,654,960
                 Bonds, Entergy Arkansas, Inc. Project, Series 1997,
                 5.600%, 10/01/17

        2,000   Board of Trustees of the University of Arkansas at Fayetteville,     12/12 at 100.00         Aaa          2,060,600
                 Various Facilities Revenue Bonds, Series 2002,
                 5.000%, 12/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.7%

        7,310   California Educational Facilities Authority, Revenue Bonds,           10/09 at 39.19         Aaa          2,355,794
                 Series 2000, Loyola Marymount University, 0.000%, 10/01/24
                 (Pre-refunded to 10/01/09) - MBIA Insured

        3,975   California Infrastructure and Economic Development Bank,             10/11 at 101.00          A-          4,058,952
                 Revenue Bonds, Series 2001, The J. David Gladstone Institutes
                 Project, 5.250%, 10/01/34

        9,000   State of California Department of Water Resources, Water              6/03 at 101.50       AA***          9,171,000
                 System Revenue Bonds, Central Valley Project, Series L,
                 5.750%, 12/01/19 (Pre-refunded to 6/01/03)

       14,500   State of California Department of Water Resources, Water             12/03 at 101.00          AA         14,535,670
                 System Revenue Bonds, Central Valley Project, Series M,
                 4.750%, 12/01/24

                State of California Department of Water Resources, Power
                Supply Revenue Bonds, Series 2002A:
       10,000    5.125%, 5/01/19                                                      5/12 at 101.00          A3         10,478,400
       10,000    5.250%, 5/01/20                                                      5/12 at 101.00          A3         10,471,500

       17,155   State Public Works Board of the State of California, Lease            6/03 at 102.00         Aa2         17,552,481
                 Revenue Refunding Bonds, The Regents of the University of
                 California, 1993 Series A, Various University of California
                 Projects, 5.500%, 6/01/21

       15,500   California Statewide Communities Development Authority,               4/09 at 101.00         BBB         15,799,460
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,               7/03 at 102.00         AA-          6,675,488
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/14


                                       8

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,000   Community Facilities District No. 98-2 of the Capistrano              9/09 at 102.00         N/R     $    3,010,560
                 Unified School District, Ladera, California, Special Tax Bonds,
                 Series 1999, 5.750%, 9/01/29

        5,895   Central Joint Powers Health Financing Authority, California,          8/03 at 100.00        Baa1          5,593,117
                 Certificates of Participation, Series 1993, Community Hospital
                 of Central California, 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                        No Opt. Call         AAA         12,273,600
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                            1/07 at 100.00         AAA          2,863,000

        3,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-          3,101,875
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

        7,500   Department of Water and Power of the City of Los Angeles,            11/03 at 102.00         AAA          7,805,925
                 California, Electric Plant Refunding Revenue Bonds, Second
                 Issue of 1993, 5.400%, 11/15/31 - FGIC Insured

        4,000   Regional Airports Improvement Corporation, California,               12/12 at 102.00         CCC          2,680,080
                 American Airlines Inc. Terminal 4 Project, os Angeles
                 International Airport Facilities Sublease Revenue Bonds,
                 Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)

       30,470   Los Angeles County Public Works Financing Authority,                 12/03 at 102.00         AAA         31,651,322
                 California, Lease Revenue Bonds, Series 1993, Multiple
                 Capital Facilities Project IV, 4.750%, 12/01/13 - MBIA Insured

        7,300   San Diego County, California, Certificates of Participation,          9/09 at 101.00        Baa3          7,666,606
                 Series 1999, The Burnham Institute, 6.250%, 9/01/29

        2,665   Yuba County Water Agency, California, Yuba River Development          9/03 at 100.00         Ba3          2,486,338
                  Revenue Bonds, Series A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.3%

        1,300   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00         Ba2          1,323,296
                 School Revenue Bonds, Peak to Peak Charter School Project,
                 Created by Boulder Valley School District No. RE-2, Boulder
                 County, 7.625%, 8/15/31

                Colorado Health Facilities Authority, Revenue Bonds, Series
                1994, Sisters of Charity Health Care Systems, Inc.:
          345    5.250%, 5/15/14 (Pre-refunded to 5/15/04)                            5/04 at 102.00       AA***            366,556
        9,590    5.250%, 5/15/14 (Pre-refunded to 5/15/04)                            5/04 at 102.00       AA***         10,189,183
        2,580    5.250%, 5/15/14                                                      5/04 at 102.00          AA          2,658,974

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley      1/12 at 100.00         BBB            511,115
                 Medical Center Project, Series 2001, 5.750%, 1/15/22

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                Series 2000A:
       20,000    0.000%, 9/01/28 - MBIA Insured                                        9/10 at 31.42         AAA          4,285,800
        5,000    5.750%, 9/01/35 - MBIA Insured                                       9/10 at 102.00         AAA          5,621,950


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.4%

       27,725   Washington Convention Center Authority, Washington, D.C.,            10/08 at 100.00         AAA         27,525,657
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.6%

       10,690   City of Jacksonville, Florida, Better Jacksonville Sales Tax         10/11 at 100.00         AAA         10,989,106
                 Revenue Bonds, Series 2001, 5.000%, 10/01/30 -
                 AMBAC Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital         10/09 at 101.00          A2          5,228,000
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26

        8,250   The School Board of Orange County, Florida, Certificates              8/12 at 100.00         AAA          8,501,460
                 of Participation, Series 2002A, 5.000%, 8/01/27 -
                 MBIA Insured

                Orlando Utilities Commission, Florida, Water and Electric
                Subordinated Revenue Bonds, Series 1993B:
        7,400    5.600%, 10/01/17                                                    10/03 at 102.00         Aa2          7,642,942
        9,800    5.250%, 10/01/23 (Pre-refunded to 10/01/03)                         10/03 at 101.00      Aa2***         10,068,226

          470   Orlando Utilities Commission, Florida, Water and Electric             6/03 at 101.00         Aa1            476,951
                 Revenue Bonds, Series 1993, 5.125%, 10/01/19 (Pre-refunded to 6/13/03)

        8,000   Orlando Utilities Commission, Florida, Water and Electric            10/03 at 102.00         Aa2          8,147,680
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23


                                       9


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9%

$       2,500   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/12 at 100.00         AAA    $     2,559,150
                 Series 2001A, 5.000%, 11/01/33 - MBIA Insured

        9,790   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00         AAA          9,935,088
                 Series 1999A, 5.000%, 11/01/38 - FGIC Insured

                Coffee County Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Coffee Regional Medical Center, Inc. Project,
                Series 1997A:
       21,100    6.750%, 12/01/26                                                    12/06 at 102.00         N/R         21,175,960
        1,700    6.250%, 12/01/06                                                       No Opt. Call         N/R          1,749,895

        2,250   Hospital Authority of the City of Royston, Georgia, Revenue           7/09 at 102.00         N/R          2,192,558
                 Anticipation Certificates, Ty Cobb Healthcare System, Inc.
                 Project, Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.9%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,             1/10 at 100.00          A+          2,282,130
                 6.375%, 1/01/20

       10,000   City of Chicago, Illinois, General Obligation Bonds,                  7/12 at 100.00         AAA         10,817,400
                 Series 2002A Project and Refunding, 5.625%, 1/01/39 -
                 AMBAC Insured

        2,000   Chicago School Reform Board of Trustees of the Board of              12/07 at 102.00         AAA          2,128,220
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/22 - AMBAC Insured

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds, Dedicated Tax Revenues, Series 1998A:
       15,000    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          4,859,700
       47,900    0.000%, 12/01/28 - FGIC Insured                                        No Opt. Call         AAA         12,146,961

        5,000   Chicago Housing Authority, Illinois, Capital Program Revenue          7/12 at 100.00       AA***          5,338,950
                 Bonds, Series 2001, 5.375%, 7/01/18

        1,125   Metropolitan Water Reclamation District of Greater Chicago,             No Opt. Call         Aaa          1,384,875
                 Illinois, General Obligation Capital Improvement Bonds,
                 Series 1991, 7.000%, 1/01/11

        2,575   City of Chicago, Illinois, Chicago-O'Hare International Airport,      1/11 at 101.00         AAA          2,597,274
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001C, 5.100%, 1/01/26 (Alternative Minimum
                 Tax) - AMBAC Insured

        4,650   Illinois Development Finance Authority, Industrial Development        6/03 at 101.00         N/R          4,669,437
                 Revenue Bonds, Series 1992, Plano Molding Company
                 Project, 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control               No Opt. Call          A-          3,025,830
                 Revenue Refunding Bonds, Series 1994, Commonwealth
                 Edison Company Project, 5.850%, 1/15/14

       28,030   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         13,309,765
                 Program Bonds, Elgin School District No. U46, Kane, Cook
                 and DuPage Counties, Series 2002, 0.000%, 1/01/19 -
                 FSA Insured

                Illinois Development Finance Authority, Revenue Bonds, The
                Presbyterian Home Lake Forest Place Project, Series 1996B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                            9/06 at 102.00         AAA          7,599,150
          990    6.400%, 9/01/31 - FSA Insured                                        9/06 at 102.00         AAA          1,128,966

        1,800   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa            852,642
                 Program Revenue Bonds, Series 2000, Rockford School
                 District Number 205 Project, 0.000%, 2/01/19 - FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,143,843
                 Chicago Charter School Foundation Project, Series 2002A,
                 6.250%, 12/01/32

        8,000   Illinois Development Finance Authority, Revenue Bonds, Illinois       9/11 at 100.00         AAA          8,204,000
                 Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102.00       A3***         14,532,280
                 Series 1993, Illinois Masonic Medical Center,
                 5.500%, 10/01/19 (Pre-refunded to 10/01/03)

        7,000   Illinois Health Facilities Authority, Revenue Bonds,                 11/03 at 102.00         AAA          7,110,950
                 Series 1993, Swedish American Hospital, 5.375%, 11/15/23 -
                 AMBAC Insured

       18,015   Illinois Health Facilities Authority, Revenue Bonds,                 11/03 at 102.00         AAA         18,277,298
                 Series 1993, Rush-Presbyterian-St. Luke's Medical Center
                 Obligated Group, 5.250%, 11/15/20 - MBIA Insured

        4,350   Illinois Health Facilities Authority, Revenue Bonds, Series 1992,       No Opt. Call        A***          5,539,029
                 South Suburban Hospital, 7.000%, 2/15/18


                                       10

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       8,000   Illinois Health Facilities Authority, Revenue Bonds,                  8/07 at 101.00         AAA     $    8,234,480
                 Series 1997, Sherman Health Systems, 5.250%, 8/01/22 -
                 AMBAC Insured

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000,     5/10 at 101.00          A3         16,227,750
                 Condell Medical Center, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds,                  2/11 at 101.00         AAA         15,417,750
                 Series 2001B, Edward Hospital Obligation Group,
                 5.250%, 2/15/34 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                         No Opt. Call         AAA          9,820,775
       12,300    0.000%, 6/15/18 - FGIC Insured                                         No Opt. Call         AAA          5,993,667

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                         No Opt. Call         AAA          3,532,853
        3,385    0.000%, 6/15/21 - MBIA Insured                                         No Opt. Call         AAA          1,363,580
        9,900    0.000%, 6/15/29 - FGIC Insured                                         No Opt. Call         AAA          2,479,653

       16,550   Metropolitan Pier and Exposition Authority, Illinois, McCormick         No Opt. Call         AAA          6,501,668
                 Place Expansion Project Refunding Bonds, Series 1996A,
                 0.000%, 12/15/21 - MBIA Insured

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Revenue Bonds, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,188,100
       21,000    0.000%, 6/15/34 - MBIA Insured                                         No Opt. Call         AAA          4,019,820
       21,000    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA          3,697,680
       20,000    0.000%, 6/15/36 - MBIA Insured                                         No Opt. Call         AAA          3,425,800
        2,150    5.250%, 6/15/42 - MBIA Insured                                       6/12 at 101.00         AAA          2,248,169

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/04 at 102.00         AAA         12,525,847
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1994A, 6.250%, 6/01/24 (Pre-refunded
                 to 6/01/04) - AMBAC Insured

        1,325   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R          1,418,823
                 Facilities Revenue Bonds, 1998 Refunding and Dock #2 Enhancement
                 Project, Series 1998B, 5.875%, 7/01/08 (Alternative
                 Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital              No Opt. Call         Aaa          1,141,166
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.2%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/13 at 101.00         AAA         11,061,900
                 Series 2001A, 5.375%, 2/01/19

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue        11/07 at 102.00         AAA         10,310,600
                 Bonds, Series 1997A, Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27 - MBIA Insured

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue         2/07 at 102.00          AA         18,120,695
                 Bonds, Series 1996A, Clarian Health Partners, Inc.,
                 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Indiana, Special Facilities           7/04 at 102.00         BBB          5,146,033
                 Revenue Bonds, Series 1994, Federal Express Corporation
                 Project, 7.100%, 1/15/17 (Alternative Minimum Tax)

                Indianapolis Local Public Improvement Bond Bank, Indiana,
                Revenue Bonds, Series 1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                        No Opt. Call         AAA          5,094,875
       14,425    0.000%, 2/01/27 - AMBAC Insured                                        No Opt. Call         AAA          4,104,634

        9,155   City of South Bend, Indiana, Multifamily Housing Revenue              5/03 at 102.00         N/R          6,975,103
                 Refunding Bonds, The Pointe at St. Joseph Project, Issue
                 of 1994, Series A, 6.200%, 12/15/18

          500   City of South Bend, Indiana, Multifamily Housing Revenue              5/03 at 102.00         N/R            391,270
                 Refunding Bonds, The Pointe at St. Joseph Project, Issue
                 of 1994, Series B, 6.450%, 12/15/18 (Alternative Minimum Tax)

        3,169   City of South Bend, Indiana, Multifamily Housing Revenue             12/03 at 100.00         N/R          1,720,724
                 Refunding Bonds, The Pointe at St. Joseph Project, Issue
                 of 1994, Series C, 3.850%, 12/15/18


                                       11


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.6%

$       3,500   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00           A     $    3,647,385
                 Revenue Bonds, Wartburg College Project, Series 2002,
                 5.500%, 10/01/33 - ACA Insured

        3,450   Iowa Housing Finance Authority, Single Family Housing Bonds,            No Opt. Call         AAA            801,504
                 1984 Issue A, 0.000%, 9/01/16 - AMBAC Insured

       36,500   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A-         27,647,655
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds, Newton               11/04 at 102.00      N/R***          7,413,686
                 Healthcare Corporation, Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        7,520   Greater Kentucky Housing Assistance Corporation, Mortgage             7/03 at 100.00         AAA          7,526,618
                 Revenue Refunding Bonds, Series 1997A, FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects, 6.100%, 1/01/24 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.8%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding                 3/08 at 102.00         Ba3            802,110
                 Bonds, Georgia Pacific Corporation Project, Series
                 1998 Refunding, 5.350%, 9/01/11 (Alternative
                 Minimum Tax)

       16,120   Louisiana Public Facilities Authority, Hospital Revenue               5/03 at 100.00         AAA         19,963,814
                 Refunding Bonds, Southern Baptist Hospitals, Inc. Project,
                 Series 1986, 8.000%, 5/15/12

       18,880   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A-         14,819,290
                 Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.2%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102.00         AA+         14,801,121
                 1994 Series A, 5.550%, 11/15/14

        8,185   Maine State Housing Authority, Mortgage Purchase Bonds,               5/05 at 102.00         AA+          8,552,425
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.8%

       10,900   Community Development Administration of Maryland,                     3/07 at 101.50         Aa2         11,431,811
                 Department of Housing and Community  Development
                 Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)

        3,500   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00         N/R          3,580,150
                 Cogeneration Revenue Bonds, AES Warrior Run Project,
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.8%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/12 at 100.00         AAA         10,217,000
                 Revenue Bonds, Series 2002A Refunding, 5.000%, 7/01/32

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
          100    8.750%, 7/01/18 (Pre-refunded to 7/01/03)                            7/03 at 100.00         Aaa            101,285
          215    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                            1/04 at 100.00         Aaa            225,896
          220    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                            7/04 at 100.00         Aaa            239,347
          105    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa            117,716
          110    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa            127,124

        5,000   Commonwealth of Massachusetts, General Obligation Bonds,              1/13 at 100.00         AAA          5,349,800
                 Consolidated Loan, Series 2002E, 5.250%, 1/01/22 -
                 FGIC Insured

        1,720   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB          1,598,809
                 Recovery Revenue Bonds, Ogden Haverhill Project,
                 Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         16,539,728
                 System Revenue Bonds, 1997 Series A Senior,
                 5.000%, 1/01/37 - MBIA Insured

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          8,130,320
                 System Revenue Bonds, 1997 Series B Subordinated,
                 5.125%, 1/01/37 - MBIA Insured


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       5,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA     $    5,049,050
                 System Revenue Bonds, 1999 Series A Subordinated,
                 5.000%, 1/01/39 - AMBAC Insured

        6,000   Massachusetts Water Pollution Abatement Trust, Pool Program           8/10 at 101.00         AAA          6,517,080
                 Bonds, Series 6, 5.500%, 8/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.6%

        6,000   The Economic Development Corporation of the City of Dearborn,         8/04 at 102.00         AAA          6,114,660
                 Michigan, Hospital Revenue Refunding Bonds, Oakwood
                 Obligated Group, Series 1994A, 5.250%, 8/15/21 -
                 MBIA Insured

        9,365   City of Detroit Local Development Finance Authority, Michigan,        5/09 at 101.00         BB-          7,503,613
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue             7/05 at 101.00         AAA          1,510,740
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15 -
                 MBIA Insured

        3,000   Michigan Municipal Bond Authority, Public School Academy             10/09 at 102.00         Ba1          3,082,080
                 Revenue Bonds, Detroit Academy of Arts and Sciences,
                 Series 2001, 7.900%, 10/01/21

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds, The Detroit Medical Center Obligated Group, Series 1993A:
        1,000    6.250%, 8/15/13                                                      8/03 at 102.00        BBB-            921,270
       12,925    6.500%, 8/15/18                                                      8/03 at 102.00        BBB-         11,531,427

       37,490   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00        BBB-         25,998,565
                 Bonds, The Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental                  5/03 at 102.00         AAA          4,424,544
                 Housing Revenue Bonds, 1993 Series A, 5.875%, 10/01/17
                 (Pre-refunded to 5/01/03) - AMBAC Insured

       12,610   Michigan State Housing Development Authority, Rental Housing          6/05 at 102.00         AAA         13,260,802
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15 -
                 MBIA Insured

       25,000   Michigan Strategic Fund, Limited Obligation Refunding                 9/05 at 102.00         AAA         28,116,500
                 Revenue Bonds, Detroit Edison Company Pollution
                 Control Bonds Project, Collateralized Series 1995AA,
                 6.400%, 9/01/25 - MBIA Insured

        7,200   Michigan Strategic Fund, Resource Recovery Limited                   12/12 at 100.00         AAA          7,399,440
                 Obligation Revenue Bonds, Detroit Edison Company,
                 Series 2002D Refunding, 5.250%, 12/15/32 -
                 XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        3,285   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102.00         AAA          3,424,678
                 1995 Series D, 5.900%, 8/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority,              5/03 at 102.00         AAA         13,296,270
                 Revenue Refunding and Improvement Bonds, North Mississippi
                 Health Services, 1993 Series 1, 5.750%, 5/15/16 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.4%

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,056,380
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

                The Industrial Development Authority of the City of West Plains,
                Missouri, Hospital Facilities Revenue Bonds, Ozark Medical
                Center, Series 1997:
        1,750    5.500%, 11/15/12                                                    11/07 at 101.00         BB+          1,689,048
        1,000    5.600%, 11/15/17                                                    11/07 at 101.00         BB+            932,230

        3,075   The Industrial Development Authority of the City of                  11/09 at 101.00         BB+          3,108,302
                 West Plains, Missouri, Hospital Facilities Revenue Bonds,
                 Ozark Medical Center, Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.3%

        5,000   City of Forsyth, Rosebud County, Montana, Pollution                   3/13 at 101.00         AAA          5,136,600
                 Control Revenue Bonds, Puget Sound Energy, Series 2003A
                 Refunding, 5.000%, 3/01/31 - AMBAC Insured


                                       13


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.2%

                Director of the State of Nevada, Department of Business and
                Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                Series 2000:
$       7,500    0.000%, 1/01/24 - AMBAC Insured                                        No Opt. Call         AAA     $    2,561,850
       18,800    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         19,934,204


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

       20,785   Business Finance Authority of the State of New Hampshire,            10/03 at 102.00          A3         21,068,507
                 Pollution Control Refunding Revenue Bonds, The United
                 Illuminating Company Project, 1993 Series A,
                 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.8%

       25,625   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B         18,012,069
                 Revenue Bonds, Continental Airlines, Inc. Project,
                 Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

       10,250   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B          7,023,300
                 Revenue Bonds, Continental Airlines, Inc. Project,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,000   New Jersey Healthcare Facilities Financing Authority, Revenue         7/10 at 101.00        BBB-          5,473,100
                 Bonds, Trinitas Hospital Obligated Group Issue, Series 2000,
                 7.500%, 7/01/30

        6,250   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00          A-          5,139,188
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.250%, 6/01/43


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.7%

        5,360   Village of East Rochester Housing Authority, New York,                8/07 at 102.00         AAA          5,785,423
                 FHA-Insured Mortgage Revenue Bonds, St. John's Meadows
                 Project, Series 1997A, 5.600%, 8/01/17 - MBIA Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
       11,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA         11,463,210
       32,140    5.500%, 12/01/29                                                     6/03 at 101.00          A-         32,558,463

       15,500   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-         15,960,350
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   The City of New York, New York, General Obligation Bonds,             2/06 at 101.50           A          5,437,200
                 Fiscal 1996 Series G, 5.750%, 2/01/14

       13,395   The City of New York, New York, General Obligation Bonds,             8/07 at 101.00           A         14,351,135
                 Fiscal 1998 Series D, 5.500%, 8/01/10

       39,610   The City of New York, New York, General Obligation Bonds,            10/07 at 101.00           A         42,005,217
                 Fiscal 1997 Series G, 6.000%, 10/15/26

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series E:
          610    6.000%, 8/01/16 (Pre-refunded to 8/01/06)                            8/06 at 101.50        A***            702,738
        9,390    6.000%, 8/01/16                                                      8/06 at 101.50           A         10,385,716

        5,000   The City of New York, New York, General Obligation Bonds,             8/03 at 101.50        A***          5,142,850
                 Fiscal 1994 Series D, 5.750%, 8/15/10 (Pre-refunded
                 to 8/15/03)

       15,000   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA         16,621,350
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal 1996 Series B, 5.750%, 6/15/26 - MBIA Insured

       10,000   New York City Industrial Development Agency, New York,                8/12 at 101.00        Caa2          3,650,100
                 Special Facility Revenue Bonds, American Airlines, Inc.
                 John F. Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

        5,200   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00           A          5,603,312
                 Lease Revenue Bonds, The City of New York Issue,
                 Series 1999, 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00         AA-          7,200,830
                 Services Facilities Improvement Revenue Bonds,
                 Series 1999D, 5.250%, 2/15/29

        8,635   New York State Medical Care Facilities Finance Agency,                8/03 at 102.00         AAA          8,894,654
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        8,500   Power Authority of the State of New York, Revenue Bonds,             11/10 at 100.00         Aa2          8,797,585
                 Series 2000A, 5.250%, 11/15/40

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mount Sinai New York University Health Obligated Group, Series
                2002C:
        4,350    5.750%, 7/01/13 (Optional put 7/01/05)                               2/05 at 100.00        BBB-          4,349,609
        7,500    6.000%, 7/01/26                                                      2/05 at 100.00        BBB-          7,505,475

        2,000   New York State Urban Development Corporation, State Personal          3/13 at 100.00          AA          2,044,480
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002C-1, 5.000%, 3/15/33


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.1%

$       3,220   City of Charlotte, North Carolina, Refunding Certificates            12/03 at 102.00         AAA     $    3,351,473
                 of Participation, Convention Facility Project, Series 1993C,
                 5.250%, 12/01/20 - AMBAC Insured

       13,315   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102.50         BBB         13,692,214
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System           7/03 at 102.00         BBB         11,872,502
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102.00         AAA          1,126,730
                 Revenue Bonds, Refunding Series 1996, 5.700%, 1/01/13 -
                 MBIA Insured

       10,000   North Carolina Municipal Power Agency Number 1, Catawba               1/10 at 101.00        BBB+         11,083,800
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.2%

        3,000   Board of Education of the City School District of Columbus,           6/13 at 100.00         AAA          3,087,300
                 Franklin County, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/31 (WI, settling 5/01/03) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.4%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue           9/04 at 102.00         BBB          6,375,006
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102.00         AA+         11,529,136
                 Revenue Bonds, Series 36, 5.450%, 10/01/14

        7,670   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+          8,054,574
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority,                 6/03 at 100.00         AAA         18,860,368
                 Special Tax Revenue Refunding Bonds, City of Philadelphia
                 Funding Program, Series 1993A, 5.000%, 6/15/22 -
                 MBIA Insured

        4,500   Pennsylvania Higher Educational Facilities Authority, University      7/08 at 100.00          AA          4,500,765
                 of Pennsylvania Revenue Bonds, Series 1998, 4.500%, 7/15/21

       16,180   City of Philadelphia, Pennsylvania, Water and Wastewater              6/03 at 102.00         AAA         16,592,266
                 Revenue Bonds, Series 1993, 5.500%, 6/15/14 (Pre-refunded
                 to 6/15/03) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.9%

       10,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA         10,982,300
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa2          5,704,875
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, 2000 Series A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.2%

        6,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA          6,384,375
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group Issue, Series 1996, 5.250%, 5/15/26 - MBIA Insured

       20,000   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00          A-         16,356,400
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.1%

       13,000   Piedmont Municipal Power Agency, South Carolina, Electric             7/03 at 100.00        BBB-         11,384,100
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

       20,000   South Carolina Jobs Economic Development Authority, Revenue          11/12 at 100.00          A-         20,473,800
                 Bonds, Bon Secours Health System, Inc., Series 2002A,
                 5.625%, 11/15/30

        8,000   South Carolina Jobs Economic Development Authority, Hospital         12/10 at 102.00         BBB          8,853,600
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.4%

       13,000   Alliance Airport Authority, Inc., Texas, Special Facilities           6/03 at 100.00        Caa2          4,550,520
                 Revenue Bonds, Series 1990, American Airlines, Inc.
                 Project, 7.500%, 12/01/29 (Alternative Minimum Tax)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue                 No Opt. Call         AAA         34,701,134
                 Refunding Bonds, Series 1992A, 12.500%, 11/15/07 -
                 MBIA Insured


                                       15


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,110   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       4/13 at 101.00         BBB     $    5,334,636
                 TXU Electric Company Project, Series 1999C Refunding,
                 7.700%, 4/01/32 (Alternative Minimum Tax)

        1,260   Corpus Christi Housing Finance Corporation, Texas,                    7/03 at 101.00         AAA          1,288,211
                 Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11 - MBIA Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,814,048
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       10,045   City of Houston, Texas, Airport System Subordinate Lien               7/10 at 100.00         AAA         11,059,043
                 Revenue Bonds, Series 2000A, 5.875%, 7/01/16
                 (Alternative Minimum Tax) - FSA Insured

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                        No Opt. Call         AAA          4,455,619
        3,470    0.000%, 2/15/11                                                        No Opt. Call         AAA          2,565,440

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31.45         AAA          5,495,808
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One, Texas,              10/03 at 100.00         AAA         14,967,225
                 Collateralized Revenue Refunding Bonds, Houston Lighting
                 and Power Company Project, Series 1995,
                 5.800%, 10/15/15 - MBIA Insured

        6,000   Matagorda County Navigation District Number One, Texas,               5/08 at 102.00        BBB-          6,248,040
                 Revenue Refunding Bonds, Reliant Energy Incorporated
                 Project, Series 1999C, 8.000%, 5/01/29

        5,000   Industrial Development Corporation of Port of Corpus Christi,         4/08 at 102.00         BBB          4,860,150
                 Texas, Revenue Refunding Bonds, Valero Refining and
                 Marketing Company Project, 5.400%, 4/01/18

        6,050   Weslaco Health Facilities Development Corporation, Texas,             6/04 at 102.00         AAA          6,163,196
                 Hospital Revenue Bonds, Knapp Medical Center Project,
                 Series 1994, 5.375%, 6/01/23 - CONNIE LEE Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.5%

       12,000   Intermountain Power Agency, Utah, Power Revenue Refunding             7/06 at 102.00          A+         12,209,520
                 Bonds, 1996 Series D, 5.000%, 7/01/21

        5,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA          5,624,050
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19 -
                 MBIA Insured

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       21,045    5.500%, 7/01/20 (Pre-refunded to 7/01/03)                            7/03 at 102.00          A+         21,621,212
       16,080    5.500%, 7/01/20                                                      7/03 at 102.00       A+***         16,508,371
        8,280    5.000%, 7/01/23                                                      7/03 at 100.00          A+          8,282,318

        4,605   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101.50         AAA          4,676,608
                 1998 Series G-2, Class I, 5.200%, 7/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        3,245   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AA+          3,417,926
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.3%

       12,500   Energy Northwest, Washington, Columbia Generation Station             7/12 at 100.00         AAA         14,376,500
                 Electric Revenue Refunding Bonds, Series 2002B,
                 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Nuclear Project No. 3 Electric          7/13 at 100.00         Aa1          4,421,320
                 Revenue Bonds, Series 2003A Refunding, 5.500%, 7/01/17

       12,700   Tobacco Settlement Authority, Washington, Tobacco Settlement          6/13 at 100.00          A-         11,142,472
                 Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32

        9,450   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00         AAA          9,703,355
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17 -
                 MBIA Insured

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                      7/03 at 102.00         Aa1         27,606,690
        2,970    5.375%, 7/01/15                                                      7/03 at 102.00         Aa1          3,035,221

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
        2,895    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00      Aa1***          2,975,597
        8,495    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00      Aa1***          8,731,501


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      17,700   Washington Public Power Supply System, Nuclear Project No. 2          7/04 at 102.00         Aa1    $    18,811,737
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00      Aa1***         83,207,250
       15,850    5.375%, 7/01/15                                                      7/03 at 102.00         Aa1         16,198,066

        8,200   Washington Public Power Supply System, Nuclear Project No. 3            No Opt. Call         Aa1          4,999,130
                 Refunding Revenue Bonds, Series 1989B, 0.000%, 7/01/14

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
        5,895    5.625%, 7/01/12                                                      7/03 at 102.00         Aa1          6,029,642
        9,000    5.600%, 7/01/17 - MBIA Insured                                       7/03 at 102.00         AAA          9,239,219


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.2%

        4,410   West Virginia Housing Development Fund, Housing Finance              11/06 at 102.00         AAA          4,647,478
                 Bonds, Series 1997-A, 6.050%, 5/01/27


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.4%

       21,385   Wisconsin Public Power Incorporated System, Power Supply              7/03 at 102.00         AAA         21,940,581
                 System Revenue Bonds, Series 1993A, 5.250%, 7/01/21 -
                 AMBAC Insured

        4,800   Wisconsin Housing and Economic Development Authority,                 9/08 at 101.50          AA          4,943,807
                 Home Ownership Revenue Bonds, 1998 Series,
                 5.600%, 3/01/28 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority,                8/03 at 102.00         AAA         17,514,600
                 Revenue Bonds, Sisters of the Sorrowful Mother - Ministry
                 Corporation, Series 1993D, 5.500%, 8/15/19 - MBIA Insured

        1,750   Wisconsin Health and Educational Facilities Authority,                8/03 at 102.00         AAA          1,800,609
                 Revenue Bonds, Sisters of the Sorrowful Mother - Ministry
                 Corporation, Series 1993C, 5.400%, 8/15/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$   2,138,279   Total Long-Term Investments (cost $1,804,116,160) - 97.7%                                             1,901,241,799
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0%

        2,300   Capital Projects Finance Authority, Florida, Continuing Care                              VMIG-1          2,300,000
                 Retirement Community Revenue Bonds, Glenridge on
                 Palmer Ranch, Variable Rate Demand Bonds,
                 Series 2002C, 1.350%, 6/01/12+

        9,100   Lower Neches Valley Authority, Texas, Industrial Development                                A-1+          9,100,000
                 Corporation Exempt Facilities Revenue Bonds, ExxonMobil
                 Project, Variable Rate Demand Obligations, Series 2001B,
                 1.350%, 11/01/29 (Alternative Minimum Tax)+

        3,100   Michigan Strategic Fund, Limited Obligation Revenue Bonds,                                   A-1          3,100,000
                 Series A, Detroit Symphony Orchestra Project, Variable
                 Rate Demand Bonds, 1.350%, 6/01/31+

        5,200   Nebraska Educational Finance Authority, Revenue Bonds,                                    VMIG-1          5,200,000
                 Creighton University Project, Variable Rate Demand
                 Obligations, Series 2003, 1.350%, 3/01/33 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$      19,700   Total Short-Term Investments (cost $19,700,000)                                                          19,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,823,816,160) - 98.7%                                                       1,920,941,799
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                     25,909,586
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,946,851,385
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                      + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       17


                         Nuveen Municipal Income Fund, Inc. (NMI)

                             Portfolio of INVESTMENTS April 30, 3003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$         690   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB        $   689,690
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Project, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.7%

        5,530   Adelanto School District, San Bernardino County, California,            No Opt. Call         AAA          2,166,654
                 General Obligation Bonds, 1997 Series A,
                 0.000%, 9/01/22 - MBIA Insured

                Brea Olinda Unified School District, California, General
                Obligation Bonds, Election of 1999, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                         No Opt. Call         AAA            811,260
        2,070    0.000%, 8/01/22 - FGIC Insured                                         No Opt. Call         AAA            788,732
        2,120    0.000%, 8/01/23 - FGIC Insured                                         No Opt. Call         AAA            759,236

          384   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R             50,820
                 Disposal Revenue Bonds, CanFibre of Riverside Project,
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax)#

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00         AAA          1,316,980
                 Toll Road Revenue Bonds, Series 1995A, %, 1/01/34
                 (Pre-refunded to 1/01/07)

          500   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R            493,420
                 Revenue Bonds, Series 2003H Refunding, 6.375%, 10/01/33

        1,000   Vernon, California, Electric System Revenue Bonds,                    4/08 at 100.00          A2          1,025,550
                 Series 2003C, Malburg Generating Station Project,
                 5.375%, 4/01/18


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.8%

          500   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00         Ba2            508,385
                 School Revenue Bonds, Peak to Peak Charter School Project,
                 Created by Boulder Valley School District No. RE-2,
                 Boulder County, 7.500%, 8/15/21

        1,000   Colorado Educational and Cultural Facilities Authority, Charter       6/11 at 100.00         Ba1          1,005,330
                 School Revenue Bonds, Series 2001, Frontier Academy
                 Project in Weld County, School District No. 6,
                 7.375%, 6/01/31

          920   Colorado Educational and Cultural Facilities Authority,               7/12 at 100.00         BBB            901,931
                 Charter School Revenue Bonds, DCS Montessori Project,
                 Series 2002A, Douglas County, School District RE-1,
                 6.000%, 7/15/22


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 6.1%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/05 at 102.00         BBB          1,577,458
                 6.750%, 10/15/15

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00        BBB-          2,075,680
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

          500   Eastern Connecticut Resource Recovery Authority, Solid Waste          7/03 at 102.00         BBB            500,500
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

          975   Housing Authority of the City of Willimantic, Connecticut,           10/05 at 105.00         AAA          1,063,179
                 Multifamily Housing Revenue Bonds,  Series 1995A, GNMA
                 Collateralized Mortgage Loan - Village Heights Apartments
                 Project, 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.1%

        1,580   Dade County Industrial Development Authority, Florida,                6/05 at 102.00         N/R          1,600,761
                 Industrial Development Revenue Bonds, Series 1995,
                 Miami Cerebral Palsy Residential Services, Inc. Project,
                 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-          2,097,500
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration, L.P. Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-            629,886
                 Industrial Development Revenue Refunding Bonds, Indiantown
                 Cogeneration Project, Series B, 8.050%, 12/15/25 (Alternative
                 Minimum Tax)


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.8%

$       1,615   City of Chicago Tax Increment Allocation Bonds, Illinois,             1/09 at 100.00         N/R     $    1,610,591
                 Irving/Cicero Redevelopment Project, Series 1998,
                 7.000%, 1/01/14

                Illinois Development Finance Authority, Revenue Bonds, Chicago
                Charter School Foundation Project, Series 2002A:
          500    6.125%, 12/01/22                                                    12/12 at 100.00         BBB            496,585
        1,000    6.250%, 12/01/32                                                    12/21 at 100.00         BBB            988,630

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          1,007,540
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        1,895   Joliet Regional Port District Airport Facilities, Illinois,           7/07 at 103.00         N/R          1,697,048
                 Revenue Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)

        2,000   Robbins, Illinois, Resources Recovery Revenue Bonds,                    No Opt. Call         N/R            877,500
                 Restructuring Project, Series 1999C, Guaranteed by Foster
                 Wheeler, 7.250%, 10/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.5%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/12 at 101.00        Baa1          2,058,060
                 Bonds, Series 2002, Riverview Hospital Project, 6.125%, 8/01/31

        6,300   Whitley County, Indiana, Solid Waste and Sewage Disposal             11/10 at 102.00         N/R          6,070,680
                 Revenue Bonds, Steel Dynamics, Inc., Project, Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.7%

        3,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A-          2,323,530
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.1%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds, Comm-Care Corporation Project, Series 1994:
          150    11.000%, 2/01/04                                                       No Opt. Call         BBB            153,570
        2,000    11.000%, 2/01/14                                                       No Opt. Call         BBB          2,536,340


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.6%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call        BBB-          2,030,260
                 Bonds, Twin Coves Apartments Project, Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,000   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00         N/R          1,022,900
                 Cogeneration Revenue Bonds, AES Warrior Run Project,
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.6%

          500   Massachusetts Development Finance Agency, Resource                   12/09 at 102.00         BBB            515,410
                 Recovery Revenue Bonds, Ogden Haverhill Project,
                 Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)

          435   Massachusetts Health and Educational Facilities Authority,            7/03 at 100.00         AAA            445,114
                 Revenue Bonds, Beverly Hospital Issue, Series D,
                 7.300%, 7/01/13 - MBIA Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB            994,230
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1992A Remarketed, 4.850%, 12/01/05

          270   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            257,537
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.9%

        1,000   Delta County Economic Development Corporation, Michigan,              4/12 at 100.00         BBB          1,011,480
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company
                 Project, Series 2002B, 6.450%, 4/15/23 (Alternative
                 Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba1          2,025,150
                 Bonds, Sinai Hospital, Refunding Series 1995, 6.625%, 1/01/16

          500   Wayne County, Michigan, Special Airport Facilities Revenue           12/05 at 102.00         N/R            315,920
                 Bonds, Northwest Airlines, Inc., Refunding Series 1995,
                 6.750%, 12/01/15


                                       19


                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.0%

$         965   The Housing and Redevelopment Authority of the City of               11/03 at 102.00         Ba2     $      857,605
                 Saint Paul, Minnesota, Hospital Facility Revenue Bonds,
                 HealthEast Project, Series 1993A Refunding, 6.625%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.7%

        1,500   Montana State Board of Investments, Exempt Facility Revenue           7/10 at 101.00         Ba3          1,428,090
                 Bonds, Series 2000, Stillwater Mining Company Project,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2%

        1,000   Washington County, Nebraska, Wastewater Facilities Revenue           11/12 at 101.00          A+          1,031,270
                 Bonds, Cargill, Inc. Project, Series 2002, 5.900%, 11/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

          700   New Hampshire Higher Educational and Health Facilities                1/07 at 102.00        BBB-            711,375
                 Authority, Revenue Bonds, Series 1997, New Hampshire
                 College, 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.1%

        1,455   County of Cattaraugus Industrial Development Agency,                    No Opt. Call         N/R          1,285,900
                 New York, Tax-Exempt Industrial Development Revenue
                 Bonds, Series 1999A, Laidlaw Energy and Environmental,
                 Inc. Project, 8.500%, 7/01/21 (Alternative Minimum Tax)

        2,500   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          2,792,700
                 Brookdale Hospital Medical Center Secured Hospital
                 Revenue Bonds, 1995 Series A, 6.800%, 8/15/12
                 (Pre-refunded to 2/15/05)

        4,190   Yates County Industrial Development Agency, New York, Civic           2/11 at 101.00         AAA          4,585,075
                 Facility Revenue Bonds, Series 2000A, Soldiers and Sailors
                 Memorial Hospital - FHA-Insured Mortgage, 6.000%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.0%

        2,600   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          2,597,842
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 7.1%

        1,800   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B+          2,016,108
                 Pennsylvania, Health System Revenue Bonds, Series 2000B,
                 West Penn Allegheny Health System, 9.250%, 11/15/30

        1,400   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          1,463,686
                 Resource Recovery Revenue Refunding Bonds, 2000 Series,
                 Panther Creek Partners Project, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue           9/04 at 102.00         BBB          1,070,530
                 Bonds, 1994 Series A, 6.750%, 9/01/19

        1,500   Pennsylvania Economic Development Financing Authority,               12/04 at 102.00        BBB-          1,555,365
                 Resource Recovery Revenue Bonds, Colver Project,
                 Series 1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.5%

          500   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00          A-            408,910
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.1%

        1,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-            901,950
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

        1,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2          1,041,850
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.375%, 4/15/22

        1,000   Health, Educational and Housing Facility Board of the County          9/12 at 100.00        BBB+          1,078,600
                 of Shelby, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.500%, 9/01/26


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.3%

$       2,000   Gulf Coast Waste Disposal Authority, Texas, Sewage and                4/12 at 100.00          A+     $    2,118,280
                 Solid Waste Disposal Revenue Bonds, Anheuser Busch
                 Company Project, Series 2002, 5.900%, 4/01/36
                 (Alternative Minimum Tax)

          360   Hidalgo County Housing Finance Corporation, Texas, Single             4/04 at 102.00         Aaa            370,426
                 Family Mortgage Revenue Bonds, GNMA and FNMA
                 Collateralized, Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

        2,000   Weslaco Health Facilities Development Authority, Texas,               6/12 at 100.00        BBB+          2,064,880
                 Hospital Revenue Bonds, Knapp Medical Center Project,
                 Series 2002, 6.250%, 6/01/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/25                                                       8/13 at 51.84         AAA            296,320
        1,000    0.000%, 8/15/26                                                       8/13 at 49.08         AAA            279,410
        1,000    0.000%, 8/15/27                                                       8/13 at 46.47         AAA            263,530


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 3.0%

        1,000   Chesterfield County Industrial Development Authority,                11/10 at 102.00          A3          1,062,240
                 Virginia, Pollution Control Revenue Bonds, Virginia Electric
                 and Power Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00        BBB-          1,475,970
                 Virginia, Exempt Facility Revenue Bonds, UAE LP Project,
                 Series 2002 Refunding, 6.500%, 10/15/17


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.6%

        1,240   Housing Authority of the City of Bellingham, Washington,             11/04 at 100.00       A1***          1,346,119
                 Housing Revenue Bonds, Series 1994, Cascade Meadows
                 Project, 7.100%, 11/01/23 (Pre-refunded to 11/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          1,015,289
                 Bonds, Carroll College, Inc. Project, Series 2001,
                 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      93,524   Total Long-Term Investments (cost $81,622,684) - 97.8%                                                   83,620,347
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      1,846,827
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  85,467,174
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                      #  Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of CanFibre of Riverside assets on behalf of the various Nuveen Funds.
                         CFRHoldings, Inc., has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Statement of
                                    ASSETS AND LIABILITIES April 30, 2003 (Unaudited)
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments, at market value (cost $1,823,816,160 and $81,622,684, respectively)                  $1,920,941,799        $83,620,347
Cash                                                                                                          --            167,834
Receivables:
   Interest                                                                                           31,642,035          1,697,133
   Investments sold                                                                                   10,161,405             55,000
 Other assets                                                                                             74,211              7,749
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,962,819,450         85,548,063
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                         3,124,626                 --
Payable for investments purchased                                                                     10,851,606                 --
Accrued expenses:
   Management fees                                                                                       873,082             45,458
   Other                                                                                               1,118,751             35,431
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               15,968,065             80,889
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,946,851,385        $85,467,174
====================================================================================================================================
Shares outstanding                                                                                   194,959,520          8,101,476
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.99        $     10.55
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                  $    1,949,595        $    81,015
Paid-in surplus                                                                                    1,837,694,559         90,820,239
Undistributed (Over-distribution of) net investment income                                             8,140,575           (403,677)
 Accumulated net realized gain (loss) from investments                                                 1,941,017         (7,028,066)
Net unrealized appreciation of investments                                                            97,125,639          1,997,663
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,946,851,385        $85,467,174
====================================================================================================================================
Authorized shares                                                                                    350,000,000        200,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       22


                            Statement of
                                    OPERATIONS Six Months Ended April 30, 2003 (Unaudited)

                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                                                                   $55,218,381          $2,593,139
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       5,283,366             276,661
Shareholders' servicing agent fees and expenses                                                         358,205              19,181
Custodian's fees and expenses                                                                           229,070              13,792
Directors' fees and expenses                                                                             10,413                 633
Professional fees                                                                                        24,757             172,456
Shareholders' reports - printing and mailing expenses                                                   100,507               8,166
Stock exchange listing fees                                                                              37,022               5,678
Investor relations expense                                                                              157,540               8,247
Other expenses                                                                                           27,123               2,663
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            6,228,003             507,477
   Custodian fee credit                                                                                 (27,339)             (2,120)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          6,200,664             505,357
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                49,017,717           2,087,782
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                                             2,103,872          (6,911,928)
Change in net unrealized appreciation (depreciation) of investments                                   6,153,138           6,746,086
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                      8,257,010            (165,842)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $57,274,727          $1,921,940
====================================================================================================================================



                                 See accompanying notes to financial statements.

                                       23


                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited)

                                                                 MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                         ----------------------------------       ----------------------------------
                                                            SIX MONTHS           YEAR ENDED          SIX MONTHS          YEAR ENDED
                                                         ENDED 4/30/03             10/31/02       ENDED 4/30/03            10/31/02
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                     $ 49,017,717         $ 99,272,756         $ 2,087,782         $ 4,895,839
Net realized gain (loss) from investment transactions        2,103,872            8,064,722          (6,911,928)            330,105
Change in net unrealized appreciation (depreciation)
   of investments                                            6,153,138          (42,196,425)          6,746,086          (2,760,792)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  57,274,727           65,141,053           1,921,940           2,465,152
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 (48,767,324)         (99,430,445)         (2,443,912)         (4,972,156)
From accumulated net realized gains from
   investment transactions                                  (8,063,397)          (1,442,700)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (56,830,721)        (100,873,145)         (2,443,912)         (4,972,156)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                    --                   --              92,602             314,902
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          444,006          (35,732,092)           (429,370)         (2,192,102)
Net assets at the beginning of period                    1,946,407,379        1,982,139,471          85,896,544          88,088,646
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $1,946,851,385       $1,946,407,379         $85,467,174         $85,896,544
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period               $    8,140,575       $    7,887,053         $  (403,677)        $   (47,547)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       24


                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2003, Municipal Value (NUV) had outstanding when-issued purchase commitments of $3,054,600. There were no such outstanding purchase commitments in Municipal Income (NMI).

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2003.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                 MUNICIPAL VALUE (NUV)    MUNICIPAL INCOME (NMI)
                                 ---------------------   -----------------------
                                 SIX MONTHS       YEAR   SIX MONTHS         YEAR
                                      ENDED      ENDED        ENDED        ENDED
                                    4/30/03   10/31/02      4/30/03     10/31/02
--------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                            --         --        8,492       27,850
================================================================================


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended April 30, 2003, were as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                             $138,274,235    $4,493,470
Sales and maturities                                   128,768,111     6,005,847
================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2003, the cost of investments were as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Cost of Investments                                 $1,815,544,132   $81,557,432
================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at April 30, 2003, were as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $159,494,465   $4,061,632
   Depreciation                                        (54,096,798)  (1,998,717)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments            $105,397,667   $2,062,915
================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2002, the Fund's last fiscal year end, were as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed tax-exempt income                        $8,502,747      $300,609
Undistributed ordinary income *                           162,176        14,703
Undistributed net long-term capital gains               7,912,348            --
================================================================================


The tax character of distributions paid during the fiscal year ended October 31, 2002, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from tax-exempt income                  $99,430,445    $5,019,154
Distributions from ordinary income *                      643,366            --
Distributions from net long-term capital gains            799,334            --
================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2002, the Funds' last fiscal year end Municipal Income (NMI) has an unused capital loss carryforward of $116,138, available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under Municipal Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $500 million                                                .3500%
For the next $500 million                                                 .3250
For net assets over $1 billion                                            .3000
================================================================================


In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================


Under Municipal Income's (NMI) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                  MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



6. INVESTMENT COMPOSITION

At April 30, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                          MUNICIPAL   MUNICIPAL
                                                        VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Consumer Staples                                                 4%           7%
Education and Civic Organizations                                3            6
Healthcare                                                      17           19
Housing/Multifamily                                              2            4
Housing/Single Family                                            4           --
Long-Term Care                                                   1            5
Materials                                                       --           12
Tax Obligation/General                                           7            6
Tax Obligation/Limited                                          12           10
Transportation                                                   6            2
U.S. Guaranteed                                                 16            7
Utilities                                                       24           21
Water and Sewer                                                  3           --
Other                                                            1            1
--------------------------------------------------------------------------------
                                                               100%         100%
================================================================================


Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (54% for Municipal Value (NUV) and 12% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 2, 2003, to shareholders of record on May 15, 2003, as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                         $.0415        $.0500
================================================================================

                            Financial
                                    HIGHLIGHTS (Unaudited)

                            Financial
                                    HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:
                                           Investment Operations              Less Distributions
                                    ----------------------------------  -------------------------------



                                                Net Realized/
                        Beginning          Net     Unrealized                  Net                            Ending
                        Net Asset   Investment     Investment           Investment    Capital              Net Asset          Ending
                            Value       Income    Gain (Loss)    Total      Income      Gains     Total        Value    Market Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2003(a)            $ 9.98         $.25          $ .05   $ .30        $(.25)     $(.04)    $(.29)      $ 9.99        $ 9.2600
        2002                10.17          .51           (.18)    .33         (.51)      (.01)     (.52)        9.98          9.3200
        2001                 9.77          .51            .42     .93         (.51)      (.02)     (.53)       10.17          9.4800
        2000                 9.48          .52            .28     .80         (.51)        --      (.51)        9.77          8.5625
        1999                10.37          .51           (.80)   (.29)        (.51)      (.09)     (.60)        9.48          8.6250
        1998                10.29          .53            .21     .74         (.53)      (.13)     (.66)       10.37          9.9375

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2003(a)             10.61          .26           (.02)    .24         (.30)        --      (.30)       10.55         10.9800
        2002                10.92          .61           (.30)    .31         (.62)        --      (.62)       10.61          9.9000
        2001                11.01          .67           (.06)    .61         (.70)        --      (.70)       10.92         11.9000
        2000                11.43          .70           (.36)    .34         (.70)      (.06)     (.76)       11.01         11.2500
        1999                12.10          .70           (.61)    .09         (.69)      (.07)     (.76)       11.43         11.0000
        1998                12.02          .71            .11     .82         (.71)      (.03)     (.74)       12.10         12.4375
====================================================================================================================================

                               Total Returns                                    Ratios/Supplemental Data
                       ---------------------------    ------------------------------------------------------------------------------
                                                                         Before Credit               After Credit**
                                                                   -------------------------   ------------------------
                                                                                Ratio of Net               Ratio of Net
                                                                     Ratio of     Investment     Ratio of    Investment
                                                          Ending     Expenses      Income to     Expenses     Income to   Portfolio
                           Based on   Based on Net    Net Assets   to Average        Average   to Average       Average    Turnover
                       Market Value+   Asset Value+         (000)  Net Assets     Net Assets   Net Assets    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2003(a)                2.51%           3.05%  $1,946,851          .65%*         5.07%*        .64%*        5.08%*         7%
        2002                    3.80           3.32    1,946,407          .65           5.07          .65          5.08          13
        2001                   17.32           9.77    1,982,139          .65           5.09          .64          5.10          10
        2000                    5.46           8.71    1,903,967          .65           5.44          .64          5.44          17
        1999                   (7.50)         (2.94)   1,847,333          .65           5.09          .65          5.10          13
        1998                   10.55           7.49    2,022,282          .65           5.18          .65          5.18          19

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2003(a)                14.14           2.30       85,467         1.19*          4.90*        1.19*         4.91*          5
        2002                  (11.93)          2.87       85,897          .91           5.62          .90          5.64          36
        2001                   12.24           5.68       88,089          .83           6.14          .83          6.15          11
        2000                    9.45           3.02       88,214          .80           6.20          .77          6.23           6
        1999                   (5.77)           .74       91,123          .82           5.88          .82          5.89          31
        1998                    5.21           7.06       95,756          .82           5.91          .82          5.91          23
====================================================================================================================================

*    Annualized.
**   After custodian fee credit, where applicable.
+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
(a)  For the six months ended April 30, 2003.


                                 See accompanying notes to financial statements.

                                  30-31 Spread

                            Build Your Wealth
                                    AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                            Fund
                                INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                            Serving Investors
                                    FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     ESA-A-0403D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date July 8, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date July 8, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date July 8, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.